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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A


               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934



                           ACME COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)



                Delaware                                33-0866283
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         (State of incorporation                     (I.R.S. Employer
             or organization)                       Identification No.)



                        2101 E. FOURTH STREET, SUITE 202
                          SANTA ANA, CALIFORNIA 92705
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               (Address of principal executive offices, Zip Code)



Securities Act registration statement file number to which this form relates:

                                   333-84191

  Securities to be registered pursuant to Section 12(b) of the Securities Act:

                                      None

  Securities to be registered pursuant to Section 12(g) of the Securities Act:

                                  COMMON STOCK


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Item 1.  Description of Registrant's Securities to be Registered.

     The information included under the heading (a) "Description of Capital Stock," and (b) "1999 Stock Incentive Plan," of the Registration Statement on Form S-1 of ACME Communications, Inc. (Registration No. 333-84191) (the "Registration Statement") is incorporated herein by reference. The final Prospectus to be filed by ACME Communications, Inc. pursuant to Rule 424(b) is also deemed incorporated by reference herein upon such filing.

Item 2.  Exhibits.

          EXHIBIT
          NUMBER                       EXHIBIT DESCRIPTION
          ------                       -------------------
          3.1(1)    Restated Certificate of Incorporation of ACME
                    Communications, Inc., a Delaware corporation

          3.2(1)    Restated Bylaws of ACME Communications, Inc.

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         (1)  Incorporated by reference to the ACME Communications, Inc.'s
              Registration Statement on Form S-1, File No. 333-84191.



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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        ACME COMMUNICATIONS, INC.



Date: August 20, 1999                   By: /s/ THOMAS ALLEN
                                            ------------------------------------
                                            Thomas Allen
                                            Executive Vice President and Chief
                                            Financial Officer


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